                                                                    EXHIBIT 99.1

                           GlobalSantaFe Fleet Status
                                 as of 9.05.02


     ------------------------------------------------------------------------------------------------------------------------------
                                                               Change                     Estimated               Additional
                              Rated                             from                      Current                 Commitments
                              Water                           Previous             Start  Contract    Dayrate (in  and Other
     Rig Name                 Depth Rig Design   Location       Month   Status     Date   End Date    thousands)  Information*
     ------------------------------------------------------------------------------------------------------------------------------
     JACKUPS (44)
     ------------------------------------------------------------------------------------------------------------------------------
   1  Britannia                200' Bret         UK North       Yes    Contracted  early   early      mid $60s    Dayrate adjusted
                                    Engineering  Sea                               Jul 02  Sep 04                 every 3-months
                                                                                                                  based on market
                                                                                                                  dayrate

   2  Compact Driller          300' MLT 116-C    Thailand       Yes    Contracted  late    early      mid $60s    Followed by 5-year
                                                                                   Aug 02  Oct 02                 commitment with
                                                                                                                  dayrates adjusted
                                                                                                                  every 3-months
                                                                                                                  based on market
                                                                                                                  dayrate; rate
                                                                                                                  during Sept
                                                                                                                  estimated in
                                                                                                                  mid $60s

   3  Galaxy I                 400' F&G L-780    UK North       Yes    Contracted  early   late       high $90s
                                    Mod VI       Sea                               Aug 02  Feb 03

   4  Galaxy II                400' KFELS        East Canada           Contracted  early   late       high $120s
                                    Mod VI                                         Nov 01  Oct 03

   5  Galaxy III               400' KFELS        UK North              Contracted  early   early      mid $140s
                                    Mod VI       Sea                               Jun 01  Dec 02

   6  Galveston Key            300' MLT 116-C    Vietnam               Contracted  early   late       high $60s
                                                                                   May 02  Dec 02

   7  Glomar Adriatic I        300' MLT 116-C    Nigeria               Contracted  late    early      low $70s
                                                                                   Jun 02  Jun 04

   8  Glomar Adriatic II       350' MLT 116-C    Gulf of        Yes    Shipyard    late    mid                    Followed by
                                                 Mexico                            Aug 02  Sep 02                 3-month commitment
                                                                                                                  in mid $30s

   9  Glomar Adriatic III      350' MLT 116-C    Gulf of        Yes    Contracted  mid     early      mid $30s
                                                 Mexico                            Aug 02  Sep 02

  10  Glomar Adriatic IV       328' MLT 116-C    Gulf of        Yes    Contracted  late    early      mid $30s
                                                 Mexico                            Aug 02  Oct 02

  11  Glomar Adriatic V        300' MLT 116-C    Nigeria               Contracted  early   late       high $50s
                                                                                   Apr 02  Mar 03

  12  Glomar Adriatic VI       225' MLT 116-C    UK North       Yes    Contracted  early   mid        low $70s    Followed by
                                                 Sea                               Feb 02  Sep 02                 1-month contract
                                                                                                                  in low $70s;
                                                                                                                  followed by a
                                                                                                                  2-week in
                                                                                                                  shipyard, followed
                                                                                                                  by 3-week MOB to
                                                                                                                  Nigeria; followed
                                                                                                                  by 12-month
                                                                                                                  commitment in
                                                                                                                  high $60s

  13  Glomar Adriatic VII      350' MLT 116-C    Trinidad       Yes    Committed   late    late       low $50s
                                                                                   Jun 02  Jun 03

  14  Glomar Adriatic VIII     328' MLT 116-C    Nigeria        Yes    Shipyard    late    late       upgrade     Followed by a
                                                                                   Aug 02  Sep 02                 6-month contract
                                                                                                                  in low $60s

  15  Glomar Adriatic IX       350' MLT 116-C    Gabon          Yes    Contracted  late    mid        high $50s   1-week survey the
                                                                                   Jul 02  Jan 03                 second week of
                                                                                                                  August; followed
                                                                                                                  by 8-month
                                                                                                                  contract in
                                                                                                                  high $50s

  16  Glomar Adriatic X        350' MLT 116-C    Gulf of        Yes    Shipyard    mid     early      upgrade     Followed by a
                                                 Mexico                            May 02  Sep 02                 1 1/2-month
                                                                                                                  commitment in
                                                                                                                  low $30s

  17  Glomar Adriatic XI       225' MLT 116-C    UK North       Yes    Shipyard    late    mid                    Followed by 2-week
                                                 Sea                               Aug 02  Sept 02                commitment in mid
                                                                                                                  $50s; followed by
                                                                                                                  4-weeks in
                                                                                                                  shipyard, followed
                                                                                                                  by 2-month
                                                                                                                  commitment in
                                                                                                                  mid $50s

  18  Glomar Baltic I          375' MLT SUPER300 Nigeria               Contracted  early   early      mid $70s
                                                                                   Jul 02  Jul 04

  19  Glomar High Island I     250' MLT 82-SD-C  Gulf of        Yes    Contracted  mid     mid        high $20s   Followed by 2-week
                                                 Mexico                            Jun 02  Sep 02                 commitment in
                                                                                                                  high $20s

  20  Glomar High Island II    270' MLT 82-SD-C  Gulf of        Yes    Shipyard    mid     early                  Followed by
                                                 Mexico                            Aug 02  Sep 02                 18-month contract
                                                                                                                  with dayrate
                                                                                                                  adjusted monthly
                                                                                                                  based on market
                                                                                                                  dayrate (rate for
                                                                                                                  Sept 02 estimated
                                                                                                                  in mid $20s)

  21  Glomar High Island III   250' MLT 82-SD-C  Gulf of        Yes    Contracted  mid     early      low $20s    Followed by a
                                                 Mexico                            Aug 02  Sep 02                 2-month contract
                                                                                                                  in high $20s

  22  Glomar High Island IV    270' MLT 82-SD-C  Gulf of        Yes    Contracted  mid     early      low $20s    Followed by a
                                                 Mexico                            Jun 02  Sep 02                 1-month commitment
                                                                                                                  in mid $20s

  23  Glomar High Island V     270' MLT 82-SD-C  Gabon          Yes    Contracted  early   late       low $50s    Followed by
                                                                                   Aug 02  Sep 02                 1 1/2-month
                                                                                                                  contract in high
                                                                                                                  $50s; followed by
                                                                                                                  1 1/2-month
                                                                                                                  commitment in
                                                                                                                  low $50s

  24  Glomar High Island VII   250' MLT 82-SD-C  Cameroon       Yes    Contracted  mid     late       mid $50s    Followed by
                                                                                   Mar 02  Sep 02                 1 1/2-month
                                                                                                                  contract in
                                                                                                                  mid $50s;
                                                                                                                  followed by a
                                                                                                                  1 1/2-month
                                                                                                                  contract in
                                                                                                                  mid $50s

  25  Glomar High Island VIII  250' MLT 82-SD-C  Gulf of        Yes    Contracted  early   mid        high $20s
                                                 Mexico                            Aug 02  Nov 02

  26  Glomar High Island IX    250' MLT 82-SD-C  Nigeria               Contracted  early   early      low $50s    Followed by a
                                                                                   Jan 02  Nov 02                 2-week survey

  27  Glomar Labrador I        300' CFEMT-2005-C UK North       Yes    Shipyard    early   late       upgrade
                                                 Sea                               Jun 02  Sep 02

  28  Glomar Main Pass I       300' F&G L780-II  Gulf of        Yes    Contracted  early   late       mid $20s    Dayrate is
                                                 Mexico                            Jul 02  Nov 02                 adjusted monthly
                                                                                                                  based on market
                                                                                                                  dayrate

  29  Glomar Main Pass IV      300' F&G L780-II  Gulf of        Yes    Contracted  mid     mid        mid $20s    Followed by a
                                                 Mexico                            Aug 02  Sep 02                 1 1/2-month
                                                                                                                  contract in
                                                                                                                  mid $20s

  30  Key Gibraltar            300' MLT 84-C     Vietnam        Yes    Contracted  mid     mid        mid $60s    Followed by a
                                    (modified)                                     Sep 01  Nov 02                 2-week survey

  31  Key Hawaii               300' Mitsui 300-C Saudi Arabia          Contracted  early   late       low $30s
                                                                                   Jan 01  Feb 03

  32  Key Manhattan            350' MLT 116-C    Tunisia        Yes    Contracted  mid     mid        mid $60s
                                                                                   Apr 02  Dec 02

  33  Key Singapore            350' MLT 116-C    Egypt          Yes    Contracted  mid     mid        high $50s   Followed by
                                                                                   Jul 02  Sep 02                 5-weeks in
                                                                                                                  shipyard for
                                                                                                                  repairs; followed
                                                                                                                  by 8-month
                                                                                                                  contract in
                                                                                                                  mid $50s

  34  Magellan                 350' F&G L-780    UK North              Contracted  mid     mid        low $110s   Followed by
                                    Mod V        Sea                               Feb 02  Sep 02                 3 1/2-month
                                                                                                                  commitment in
                                                                                                                  low $90s

  35  Monarch                  350' F&G L-780    UK North              Contracted  early   late       mid $70s    Followed by 2-year
                                    Mod V        Sea                               Apr 02  Nov 02                 contract in
                                                                                                                  mid $70s

  36  Monitor                  350' F&G L-780    UK North       Yes    Contracted  mid     mid        mid $90s
                                    Mod V        Sea                               Jun 02  Dec 02

  37  Parameswara              300' Baker Marine Indonesia      Yes    Contracted  late    late       mid $50s    Followed by
                                    BMC 300 IC                                     Jun 02  Oct 02                 1-month in
                                                                                                                  shipyard for
                                                                                                                  upgrade; followed
                                                                                                                  by 2-year
                                                                                                                  commitment in
                                                                                                                  low $70s

  38  Rig 103                  250' MLT 52-C     Qatar                 Contracted  early   late       mid $50s    Followed by 2-year
                                                                                   Oct 01  Sep 02                 commitment with
                                                                                                                  dayrate adjusted
                                                                                                                  monthly based on
                                                                                                                  the price of oil

  39  Rig 105                  250' MLT 52-C     Gulf of Suez          Contracted  mid     mid        mid $30s
                                                                                   Dec 01  Dec 02

  40  Rig 124                  250' Modec        Gulf of Suez          Contracted  early   mid        mid $30s    Followed by
                                    200C-45                                        Mar 02  Feb 03                 2-week upgrade

  41  Rig 127                  250' F&G L-780    Qatar          Yes    Contracted  early   late       low $50s    Dayrate adjusted
                                    Mod II                                         Jun 02  May 04                 monthly based on
                                                                                                                  the price of oil;
                                                                                                                  dayrate during
                                                                                                                  July, August, and
                                                                                                                  Sept estimated in
                                                                                                                  low $50s

  42  Rig 134                  300' F&G L-780    Malaysia              Contracted  early   late       low $60s
                                    Mod II                                         Sep 01  Sep 03

  43  Rig 136                  300' F&G L-780    Singapore      Yes    Contracted  early   early      high $60s
                                    Mod II                                         Sep 02  Nov 03

  44  Rig 141                  250' MLT 82-SD-C  Gulf of Suez          Contracted  early   early      mid $30s
                                                                                   Nov 01  May 03

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     SEMISUBMERSIBLES (9)
     -------------------------------------------------------------------------------------------------------------------------------
   1  Aleutian Key           2,300' F&G          Equatorial            Contracted  early   early      mid $80s
                                    Enhanced     Guinea                            Jul 02  Aug 03
                                    Pacesetter

   2  Glomar Arctic I        3,400' F&G L-907    Gulf of        Yes    Available   mid     late                   Followed by
                                                 Mexico                            Jun 02  Sep 02                 1-month contract
                                                                                                                  in mid $40s

   3  Glomar Arctic III      1,800' F&G L-907    UK North       Yes    Contracted  late    mid        high $70s   Followed by
                                                 Sea                               Apr 02  Oct 02                 1-month contract
                                                                                                                  in mid $50s

   4  Glomar Arctic IV       1,800' F&G L-907    UK North       Yes    Contracted  mid     mid        mid $50s
                                                 Sea                               Aug 02  Oct 02

   5  Glomar Celtic Sea      5,750' F&G L-907    Gulf of        Yes    Contracted  early   early      high $80s   Followed by
                                                 Mexico                            Apr 02  Oct 02                 1-month in
                                                                                                                  shipyard; followed
                                                                                                                  by a 2-month MOB
                                                                                                                  to Angola;
                                                                                                                  followed by
                                                                                                                  15-month
                                                                                                                  commitment in
                                                                                                                  mid $80s

   6  Glomar Grand Banks     1,500' AKER H-3.2   East Canada           Contracted  late    late       low $110s   Followed by
                                                                                   Jul 02  Sep 02                 2-month commitment
                                                                                                                  in low $110s

   7  Maersk Jutlander       1,200' F&G L-907    Norway         Yes    Contracted  mid     mid        mid $100s   4-week period
                                                                                   Mar 02  Sep 02                 mid-July through
                                                                                                                  mid-August rate
                                                                                                                  reduced to
                                                                                                                  high $70s

   8  Rig 135                2,400' F&G 9500     UK North       Yes    Contracted  early   early      mid $50s    Followed by
                                    Enhanced     Sea                               Aug 02  Nov 02                 3-weeks in
                                    Pacesetter                                                                    shipyard; followed
                                                                                                                  by 3-weeks MOB to
                                                                                                                  Equatorial Guinea;
                                                                                                                  followed by
                                                                                                                  18-month
                                                                                                                  commitment
                                                                                                                  mid $70s

   9  Rig 140                2,400' F&G 9500     UK North       Yes    Contracted  early   early      mid $60s    Dayrate adjusted
                                    Enhanced     Sea                               Jun 02  Dec 02                 monthly based on
                                    Pacesetter                                                                    market dayrate

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     DRILLSHIPS (4)
     -------------------------------------------------------------------------------------------------------------------------------
   1  Glomar C.R. Luigs      9,000' GMDC         Gulf of               Contracted  early   mid        low $210's
                                                 Mexico                            Feb 02  Mar 03

   2  Glomar Explorer        7,800' GMDC         Gulf of               Contracted  mid     mid        low $160s
                                                 Mexico                            Feb 01  Sep 03

   3  Glomar Jack Ryan       8,000' GMDC         Australia      Yes    MOB         late    early      low $220s   Late Aug rig MOB
                                                                                   Aug 02  Sep 03                 to Australia for
                                                                                                                  approximately
                                                                                                                  6-months

   4  Glomar R.F. Bauer      2,750' GMDC         Equatorial            Available
                                                 Guinea

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                                                               Change                     Estimated               Additional
                              Rated                             from                      Current                 Commitments
                             Drilling                         Previous             Start  Contract    Dayrate (in  and Other
     Rig Name                 Depth   Rig Design Location       Month   Status     Date   End Date    thousands)  Information*
     ------------------------------------------------------------------------------------------------------------------------------
     PLATFORM (1)
     ------------------------------------------------------------------------------------------------------------------------------
  1   Rig 82                20,000'   National   UK North       Yes    Contracted          late       low $20s    Active
                                      1320-UE    Sea                                       Dec 02                 approximately 50%
                                                                                                                  of the year

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     LAND RIGS (31)
     ------------------------------------------------------------------------------------------------------------------------------
  1   Rig 92                16,000'   National   Egypt          Yes    Contracted  late    mid        low $10s    Followed by
                                      1320-UE                                      Oct 01  Oct 02                 6-month commitment
                                                                                                                  in low $10s

  2   Rig 94                20,000'   Oilwell    Egypt                 Contracted  mid     mid        low $10s
                                      E-2000                                       Oct 01  Oct 02

  3   Rig 97                20,000'   Dreco      Venezuela             Available


  4   Rig 102               16,000'   National   Kuwait-Saudi          Contracted  early   late       low $10s
                                      110-UE     PNZ                               Jun 01  Dec 02

  5   Rig 104               20,000'   National   Egypt          Yes    Contracted  mid     mid        low $10s    Followed by
                                      1320-UE                                      Aug 02  Nov 02                 3-month commitment
                                                                                                                  in low $10s

  6   Rig 119               20,000'   Lee C.     Venezuela             Available
                                      Moore

  7   Rig 143                6,500'   Ideco H    Egypt          Yes    Contracted  late    late       $5,000
                                      37 ED                                        Jul 02  Jul 03

  8   Rig 144               30,000'   Emsco      Saudi Arabia          Contracted  mid     late       mid $10s
                                      C3 111                                       Jun 01  Jul 03

  9   Rig 146               10,000'   Kremco 750 Kuwait                Contracted  early   early      mid $10s
                                                                                   Sep 01  Sep 04

 10   Rig 147               16,000'   National   Kuwait                Available
                                      110-UE

 11   Rig 150               11,500'   National   Oman           Yes    Contracted  early   early      mid $10s    Followed by
                                      80-UE                                        Oct 01  Oct 02                 12-month contract
                                                                                                                  in mid $10s

 12   Rig 151               11,500'   National   Oman                  Contracted  early   mid        mid $10s    Followed by
                                      80-UE                                        Jan 01  Apr 03                 6-month commitment
                                                                                                                  in mid $10s

 13   Rig 155               30,000'   Oilwell    Kuwait                Contracted  early   early      high $10s
                                      E-3000                                       Sep 01  Sep 04

 14   Rig 157               17,000'   Dreco      Saudi Arabia          Contracted  early   late       low $10s
                                                                                   Jan 01  Sep 03

 15   Rig 158               25,000'   Oilwell    Kuwait                Contracted  early   early      high $10s
                                      E-2000                                       Sep 01  Sep 04

 16   Rig 159                8,000'   Cooper     Oman                  Available
                                      LTO-750

 17   Rig 160               12,000'   Dreco      Kuwait                Contracted  early   early      mid $10s
                                      1250 E                                       Sep 01  Sep 04

 18   Rig 161               12,000'   Dreco      Kuwait                Contracted  early   early      mid $10s
                                      1250 E                                       Sep 01  Sep 04

 19   Rig 169               16,000'   National   Kuwait                Available
                                      110-UE

 20   Rig 170               14,000'   National   Kuwait                Available
                                      110-UE

 21   Rig 171               10,000'   Oilwell    Kuwait-Saudi          Contracted  early   late       low $10s
                                      660-E      PNZ                               Jul 01  Dec 02

 22   Rig 172               10,000'   Oilwell    Kuwait                Contracted  early   early      low $10s
                                      660-E                                        Sep 01  Sep 04

 23   Rig 173               30,000'   Dreco      Saudi Arabia          Contracted  early   late       mid $10s
                                                                                   Jan 01  May 03

 24   Rig 174               30,000'   Pyramid    Saudi Arabia          Contracted  early   late       mid $10s
                                                                                   Jan 01  Jul 03

 25   Rig 176               30,000'   Pyramid    Venezuela             Available


 26   Rig 177               30,000'   Dreco      Venezuela             Available


 27   Rig 178               20,000'   Pyramid    Venezuela             Available


 28   Rig 179               20,000'   Pyramid    Venezuela             Available


 29   Rig 180               30,000'   National   Kuwait         Yes    Contracted  early   late       low $20s
                                      1625-UE                                      Jan 01  Apr 03

 30   Rig 186               20,000'   Lee C.     Venezuela             Available
                                      Moore

 31   Rig 187               20,000'   Lee C.     Venezuela             Available
                                      Moore

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


* Customer commitments referred to in this column are evidenced by formal contracts only when so noted. There is no implication or guarantee that present commitments not yet evidenced by contracts will result in contracts or that such contracts will be on terms identical to the commitments. In addition, the duration of commitments and contracts indicated in this column is, in some cases, an estimate based on the number of wells to be drilled pursuant to such commitments and contracts.